                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-06671

                         SCUDDER GLOBAL HIGH INCOME FUND
                         -------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   Two International Place, Boston, MA 02110
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global High Income Fund, Inc.

Semiannual Report to Stockholders

April 30, 2005

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities.

Scudder Global High Income Fund, Inc.

Investment Objectives and Policies

seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in global income securities

Investment Characteristics

a non-diversified closed-end investment company investing principally in a portfolio of global high income securities and, to a limited extent, emerging country equity securities a vehicle for international investment through participation in the economies of both developed and developing countries throughout the world

General Information

Executive Offices

Scudder Global High Income Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line (800) 349-4281

Web Site

www.ScudderGlobalHigh.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Willkie Farr & Gallagher L.L.P.

Custodian

Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — LBF

Contents

Click Here Portfolio Management Review

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Other Information

Click Here Privacy Statement

Net Asset Value

The fund's net asset value is listed in the following publications: The Wall Street Journal (Mondays) The New York Times Barron's

Investments in funds involve risks. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of the Scudder Global High Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Brett Diment, portfolio team leader, discusses Scudder Global High Income Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did emerging markets debt perform during the semiannual period?

A:  Emerging markets bonds performed well during the period, continuing an uptrend that has been in place since the autumn of 2002. The reasons for this multiyear rally have been twofold. First, the underlying fundamentals of the asset class continue to improve. Continued strength in global growth has been a distinct positive for the emerging markets economies, as has the sharp increase in the prices of oil and other commodities. The combination of improved growth and increased revenues from commodities, in turn, has helped bring more money into the coffers of the developing countries and in the process facilitated both debt reduction and market-friendly reforms. Second, the market has been helped by investors' continued search for higher-yielding investments and relatively low aversion to risk. The continuation of these trends allowed the emerging debt market to post solid gains through the first four months of the period.

Despite the sound fundamental backdrop, the market weakened late in the period due to a litany of concerns that began to weigh on investors. These included the possibility of interest rates rising at a faster-than-expected pace in the United States, worries about rising inflation and investors' renewed focus on risk. These factors led to a sharp sell-off in March, causing the markets to finish the period beneath their highs even after a modest rebound in April. Nevertheless, we are encouraged that emerging currencies remained extremely resilient across the board during the March sell-off. We believe this underscores the undeniable improvements in the macroeconomic outlook and fundamental creditworthiness of the majority of emerging economies in recent years.

Q:  How did the fund perform?

A:  For the six months ended April 30, 2005, the fund's cumulative total return based on net asset value was 7.28%, while its total return based on its share price as listed on the New York Stock Exchange was 1.99%, closing at $7.26 a share.

Q:  What is the overall thinking underlying the portfolio?

A:  Overall, the fundamentals of the market remain strong, and we are encouraged by the performance of emerging markets bonds over the past two years. Having said that, our policy discussions during the first calendar quarter came to the conclusion that emerging debt valuations had reached overstretched levels given that market prices were factoring in a near-perfect backdrop.1 Our response was to reduce portfolio risk by trimming positions that had begun to look too richly valued, and this helped relative performance during the downturn. The portfolio is positioned more conservatively than it was six months ago as a result of these moves, even though the sell-off in March caused the asset class to move closer to our estimation of "fair value." Our positioning at the close of the period was therefore in favor of what we see as lower-risk, more attractively valued credits over those that contain a higher level of risk.

1 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Q:  How is the fund positioned in Latin America?

A:  The fund's position in Argentina's defaulted debt performed well due to the country's successful debt restructuring in March. We initiated this position over a year ago on the belief that the market held too negative a view on the ability of Argentina to provide bondholders with favorable terms in the restructuring.2 The completion of the restructuring is certainly a positive for bond holders who bought at distressed levels as we did, since Argentina's fundamentals are strong, with interest payments at just 2.5% of gross domestic product (GDP) compared to a level of 7% for Brazil. It also is very likely that Argentina will not need to issue more debt for a considerable period, which would increase the scarcity value of its bonds. We remain comfortable holding a significant position in Argentina versus other credits that we believe are too richly valued. Looking through to the other side of restructuring, at current prices Argentina will become one of the highest yielding countries in the emerging market bond asset class, despite its strong economic growth and favorable debt profile.

Our position in the local Mexican bond market performed well as the country's fundamental story remains strong.3 However, Mexico's central bank continues to raise interest rates, and this weighed on sentiment late in the period. In addition, the opening of criminal investigations against Presidential front-runner Andres Manuel Lopez Obrador also brought forward concerns of historic financial market instability associated with Mexican presidential elections. Although we remain very comfortable with the fundamental underpinnings of the fund's position in Mexico, we reduced the overweight somewhat late in the period in order to help manage the risk that negative short-term factors will affect market performance.4

2 "Restructuring," in this context, refers to Argentina's efforts to renegotiate the terms of its bonds in order to defer payments. The country has been in negotiation with bondholders for some time in an effort to come to terms acceptable to both sides.

3 The "local" market refers to debt denominated in pesos rather than those that the Mexican government issued in dollars.

4 "Overweight" means a position in a security greater than that security's weighting in the benchmark; an underweight refers to a position in a security that is smaller than that of the benchmark.

The Dominican Republic remains one of our preferred Caribbean positions. This is the result of the impressive turnaround the economy is enjoying in terms of GDP growth, increasing reserves and the stability in its currency exchange rate. We also remain positive on Venezuela, largely on the positive effect the strength in the oil price is having on its economy. We are less enthusiastic about Colombia, Panama and Peru, as we believe these markets offer poor relative value compared to other credits in the region. We have zero holdings in Ecuador due to our concerns about the country's political climate.

Q:  What has been your approach in Asia and the Europe/ Middle East/Africa regions?

A:  We continue to favor Russian debt. Oil prices remain extremely supportive of Russia's rapidly improving credit profile, and more importantly, the Russian authorities appear to have made significant headway towards early repayment of a portion of its debt. By contrast, we are cautious on Ukraine, where we see limited value despite a recent drop in prices, as the new government consolidates its hold on power and attempts to redress the policy errors of the previous administration.

In Turkey, our highest-conviction position remains the local market (as opposed to its dollar-denominated debt). However, increasingly expensive valuation levels prompted us to pare back our long-held and profitable position in anticipation of better entry levels. Turkey's fundamental story remains relatively strong given the country's falling level of inflation, though the rapid expansion of its current account deficit may pose a risk in the coming quarters. We continue to favor Bulgaria and Romania, and have used general market weakness to add selectively to these credits.

The fund maintains its zero weightings in high-grade Europe/Middle East/Africa and Asia, as we see little upside (although admittedly limited downside) in these credits. For the same reason, we also maintain no exposure to Chile. We also continue to believe that market yields do not compensate investors adequately for risk in Lebanon and Egypt.

We continue to believe valuations in Asia are not exceptionally compelling. We are invested in the Philippines, however, where fiscal reforms are generating stronger revenues. In January, revenues rose about 21% year-over-year, giving the highest monthly surplus on record. A relatively high issuance schedule is likely to stem significant gains from current levels without further general market euphoria, which we believe warrants a neutral position.5 We have increased the fund's position in Indonesia, where a price decline created an opportunity to buy its bonds at what we believed was an attractive price.

5 Higher supply generally suppresses price levels barring a similar or greater increase in demand.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Summary as of April 30, 2005

Performance is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit CEF.Scudder.com for the product's most recent month-end performance.

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-5.06	—	-.05	—	-.26	—
Six Months	1.99	—	7.28	—	3.82	—
One Year	21.19	—	22.55	—	15.54	—
Three Year	47.94	13.95	64.35	18.01	53.43	15.34
Five Year	153.00	20.40	125.68	17.68	79.57	12.42
Ten Year	124.61	8.43	184.33	11.02	315.68	15.28
Per Share Information and Returns(a)
	Yearly periods ended April 30

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	13.26	16.07	13.96	6.02	6.11	6.03	6.61	7.19	7.32	8.35
Income Dividends ($)	1.50	1.50	1.50	1.05	.60	.60	.75	.66	.59	.56
Capital Gains Distributions ($)	—	.80	2.12	—	—	—	—	—	—	—
Total Return (%)	40.65	41.83	11.20	-50.35	14.39	10.54	24.22	21.12	10.73	22.55

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

b The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. Included in the index are US dollar- and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments. Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On November 14, 1997, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Latin America Dollar Income Fund, Inc. and its investment objective was to provide income and appreciation through investment in US dollar-denominated Latin American debt instruments. Performance prior to November 14, 1997 should not be considered representative of the present Fund. Since adopting its current objective, the cumulative return is 44.89%.

Portfolio Summary as of April 30, 2005

Asset Allocation	4/30/05	10/31/04

Sovereign Bonds	98%	99%
US Government Backed	2%	1%
	100%	100%
Interest Rate Sensitivity	4/30/05	10/31/04

Fixed Rate Bonds	98%	98%
Floating Rate Bonds	2%	2%
	100%	100%
Geographical Diversification	4/30/05	10/31/04

Russia	20%	19%
Brazil	19%	19%
Turkey	7%	11%
Venezuela	6%	5%
Argentina	6%	3%
Mexico	6%	6%
Philippines	5%	4%
Peru	4%	2%
Bulgaria	4%	4%
Uruguay	4%	2%
Guatemala	3%	3%
Ukraine	3%	5%
United States	2%	2%
Romania	1%	4%
Other	10%	11%
	100%	100%

Asset allocation, interest rate sensitivity and geographical diversification are subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Principal Amount ($)(c)	Value ($)

Bonds 123.8%
Argentina 7.1%
Republic of Argentina:
5.83%, 12/31/2033 ARS	9,491,445	3,036,380
7.82%, 12/31/2033 EUR	728,777	731,505
8.28%, 12/31/2033	2,463,542	2,115,951
(Cost $5,275,538)		5,883,836
Brazil 22.9%
Federative Republic of Brazil:
8.875%, 10/14/2019	2,500,000	2,462,500
9.25%, 10/22/2010	430,000	463,325
10.0%, 8/7/2011	1,240,000	1,379,500
10.125%, 5/15/2027	100,000	107,750
11.0%, 1/11/2012	3,140,000	3,634,550
11.0%, 8/17/2040	5,300,000	6,004,899
14.5%, 10/15/2009 (b)	3,900,000	4,972,500
(Cost $18,633,533)		19,025,024
Bulgaria 4.6%
Republic of Bulgaria, 8.25%, 1/15/2015 (b) (Cost $3,802,782)	3,100,000	3,836,560
Colombia 3.3%
Republic of Colombia:
10.375%, 1/28/2033	400,000	431,000
10.75%, 1/15/2013	900,000	1,020,150
11.75%, 3/1/2010 COP	2,070,000,000	896,650
12.0%, 10/22/2015 COP	961,000,000	396,748
(Cost $2,666,067)		2,744,548
Dominican Republic 3.1%
Dominican Republic:
9.04%, 1/23/2013	810,000	743,175
9.5%, 9/27/2006	1,900,000	1,866,750
(Cost $2,265,205)		2,609,925
Guatemala 4.1%
Republic of Guatemala:
Series REG, 9.25%, 8/1/2013	900,000	1,030,500
144A, 10.25%, 11/8/2011	2,000,000	2,350,000
(Cost $3,391,257)		3,380,500
Indonesia 1.9%
Republic of Indonesia, Series REGS, 7.25%, 4/20/2015 (Cost $1,633,997)	1,670,000	1,607,375
Mexico 6.9%
Mexican Bonds:
Series M-20, 8.0%, 12/7/2023 MXN	19,300,000	1,323,419
Series M-20, 10.0%, 12/5/2024 MXN	14,000,000	1,155,133
Pemex Project Funding Master Trust, 9.5%, 9/15/2027 (b)	2,000,000	2,486,000
United Mexican States, 5.375%, 6/10/2013 EUR	600,000	814,577
(Cost $6,211,445)		5,779,129
Nigeria 2.0%
Central Bank of Nigeria, Series WW, 6.25%, 11/15/2020 (Cost $1,684,082)	1,750,000	1,662,500
Pakistan 2.8%
Republic of Pakistan, 6.75%, 2/19/2009 (b) (Cost $2,320,240)	2,300,000	2,305,350
Panama 1.0%
Republic of Panama, 9.375%, 1/16/2023 (Cost $822,444)	700,000	822,500
Peru 5.0%
Republic of Peru:
Series INTL, 7.5%, 10/14/2014 EUR	600,000	824,228
8.75%, 11/21/2033 (b)	3,200,000	3,376,000
(Cost $4,215,205)		4,200,228
Philippines 6.5%
Republic of Philippines:
8.375%, 2/15/2011	600,000	609,000
9.0%, 2/15/2013	600,000	621,750
9.375%, 1/18/2017	2,300,000	2,438,000
9.5%, 2/2/2030	900,000	882,000
9.875%, 1/15/2019	815,000	853,713
(Cost $5,465,617)		5,404,463
Romania 1.4%
Republic of Romania, 5.75%, 7/2/2010 (b) (Cost $1,134,037) EUR	800,000	1,134,385
Russia 24.3%
Aries Vermogensverwaltung GmbH:
Series B, 7.75%, 10/25/2009 EUR	2,750,000	4,094,189
Series C, 9.6%, 10/25/2014	1,750,000	2,217,093
Russian Federation, Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	1,800,000	1,913,760
Russian Ministry of Finance:
Series V, 3.0%, 5/14/2008	5,900,000	5,494,670
Series VII, 3.0%, 5/14/2011	7,600,000	6,498,000
(Cost $20,263,391)		20,217,712
Turkey 8.4%
Republic of Turkey:
7.375%, 2/5/2025	1,200,000	1,101,000
10.5%, 1/13/2008	400,000	442,000
11.75%, 6/15/2010 (b)	1,950,000	2,330,250
11.875%, 1/15/2030	690,000	903,900
15.0%, 2/10/2010 TRY	3,300,000	2,229,679
20.0%, 10/17/2007 TRY	88	66
(Cost $7,442,261)		7,006,895
Ukraine 3.6%
Government of Ukraine, 7.65%, 6/11/2013 (b) (Cost $2,929,527)	2,750,000	2,952,675
United States 1.9%
US Treasury Bond, 7.5%, 11/15/2016 (Cost $1,548,098)	1,200,000	1,541,437
Uruguay 4.5%
Republic of Uruguay:
7.5%, 3/15/2015	1,500,000	1,353,750
17.75%, 2/4/2006 UYU	55,200,000	2,377,507
(Cost $3,251,567)		3,731,257
Venezuela 7.4%
Republic of Venezuela:
Floating Rate Note, LIBOR plus 1.00%, 4.15%*, 4/20/2011	600,000	534,000
9.25%, 9/15/2027	3,200,000	3,153,600
10.75%, 9/19/2013	2,200,000	2,458,500
(Cost $6,343,645)		6,146,100
Vietnam 1.1%
Socialist Republic of Vietnam, Series 18YR, 4.063%*, 3/12/2016 (Cost $887,050)	956,522	893,764
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $102,186,988) (a)	123.8	102,886,163
Other Assets and Liabilities, Net	(23.8)	(19,764,713)
Net Assets	100.0	83,121,450

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2005.

(a) The cost for federal income tax purposes was $102,210,161. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $676,002 was an excess of value over tax cost of $2,433,018 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,757,016.

(b) Securities, or a portion thereof, subject to a financing transaction.

(c) Principal amount stated in US dollars unless otherwise noted.

Currency Abbreviations
ARS	Argentine Peso	MXN	Mexican Peso
COP	Colombian Peso	TRY	New Turkish Lira
EUR	Euro	UYU	Uruguayan Peso

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: Represents the London InterBank Offered Rate.

MTN: Medium Term Note

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments in securities, at value (cost $102,186,988)	$ 102,886,163
Cash	16,938
Foreign currency, at value (cost $1,249,773)	1,229,424
Receivable for investments sold	11,825,151
Unrealized appreciation on forward foreign currency exchange contracts	250,140
Net receivable on closed forward foreign currency exchange contracts	10,659
Interest receivable	2,240,836
Other assets	6,318
Total assets	118,465,629
Liabilities
Payable for investments purchased	9,769,954
Payable for financing transactions	24,143,177
Notes payable	1,100,000
Unrealized depreciation on forward foreign currency exchange contracts	29,349
Accrued management fee	77,835
Other accrued expenses and payables	223,864
Total liabilities	35,344,179
Net assets, at value	$ 83,121,450
Net Assets
Net assets consists of: Accumulated distributions in excess of net investment income	(685,204)
Net unrealized appreciation (depreciation) on: Investments	699,175
Foreign currency related transactions	146,437
Accumulated net realized gain (loss)	(46,372,104)
Paid-in capital	129,333,146
Net assets, at value	$ 83,121,450
Net Asset Value
Net asset value per share ($83,121,450 ÷ 9,952,619 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 8.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Interest	$ 2,995,596
Interest — Scudder Cash Management QP Trust	54,025
Total Income	3,049,621
Expenses: Management fee	495,667
Services to shareholders	21,190
Custodian and accounting fees	78,280
Auditing	49,172
Legal	43,350
Directors' fees and expenses	57,133
Reports to shareholders	28,647
Interest expense	293,791
Stock exchange listing fees	28,241
Other	20,127
Total expenses, before expense reductions	1,115,598
Expense reductions	(614)
Total expenses, after expense reductions	1,114,984
Net investment income	1,934,637
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	8,518,797
Foreign currency related transactions	(860,654)
7,658,143
Net unrealized appreciation (depreciation) during the period on: Investments	(4,045,512)
Foreign currency related transactions	425,797
(3,619,715)
Net gain (loss) on investment transactions	4,038,428
Net increase (decrease) in net assets resulting from operations	$ 5,973,065

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended April 30, 2005 (Unaudited)
Cash Flows from Operating Activities
Investment income received	$ 1,704,268
Payment of expenses	(771,322)
Payment of interest expense	(290,437)
Proceeds from sales and maturities of long-term investments	220,345,944
Purchases of investments	(220,522,978)
Net change in short-term investments	316,199
Cash provided by operating activities	781,674
Cash Flows from Financing Activities
Net increase (decrease) in financing transactions	3,107,863
Distributions paid (net of reinvestment of distributions)	(2,786,733)
Cash provided by financing activities	321,130
Increase (decrease) in cash	1,102,804
Cash at beginning of period	143,558
Cash at end of period*	$ 1,246,362
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Used for Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 5,973,065
Net (increase) decrease in cost of investments	(6,227,112)
Net (increase) decrease in net unrealized appreciation (depreciation) on investments	4,045,512
(Increase) decrease in interest receivable	(1,484,811)
(Increase) decrease in other assets	(6,318)
(Increase) decrease in receivable for investments sold	(10,833,106)
Increase (decrease) in payable for investments purchased	9,834,367
(Increase) decrease in net unrealized appreciation (depreciation) on open/closed forward foreign currency exchange contracts	(398,241)
Increase (decrease) in accrued expenses	(121,682)
Cash provided by operating activities	$ 781,674

* Includes foreign currency

Significant non-cash activity from market discount accretion and premium amortization in the amount of $139,458 has been excluded from the statement of cash flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income	$ 1,934,637	$ 4,395,946
Net realized gain (loss) on investment transactions	7,658,143	5,271,430
Net unrealized appreciation (depreciation) during the period on investment transactions	(3,619,715)	1,854,198
Net increase (decrease) in net assets resulting from operations	5,973,065	11,521,574
Distributions to shareholders from net investment income	(2,786,733)	(5,672,993)
Increase (decrease) in net assets	3,186,332	5,848,581
Net assets at beginning of period	79,935,118	74,086,537
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $685,204 and $166,892, respectively)	$ 83,121,450	$ 79,935,118
Other Information
Shares outstanding at beginning of period	9,952,619	9,952,619
Shares issued to shareholders in reinvestment of distributions	—	—
Shares outstanding at end of period	9,952,619	9,952,619

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended October 31,	2005[a]	2004	2003	2002[d]	2001	2000
Per Share Operating Performance
Net asset value, beginning of period	$ 8.03	$ 7.44	$ 5.98	$ 5.66	$ 6.10	$ 5.77
Income (loss) from investment operations: Net investment income[b]	.19	.44	.55	.67	.77	.67
Net realized and unrealized gain (loss) on investment transactions	.41	.72	1.52	.40	(.56)	.26
Total from investment operations	.60	1.16	2.07	1.07	.21	.93
Less distributions from: Net investment income	(.28)	(.57)	(.61)	(.75)	(.65)	(.60)
Net asset value, end of period	$ 8.35	$ 8.03	$ 7.44	$ 5.98	$ 5.66	$ 6.10
Market value, end of period	$ 7.26	$ 7.38	$ 7.10	$ 5.57	$ 5.32	$ 5.06
Total Return
Per share net asset value (%)[c]	7.28**	16.94	36.13	19.89	4.23	19.25
Per share market value (%)[c]	1.99**	12.50	39.29	18.60	18.31	20.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83	80	74	59	56	61
Ratio of expenses (excluding interest) (%)	1.99*	1.98	2.03	2.09	2.09	1.89
Ratio of expenses (%)	2.70*	2.31	2.28	2.73	3.04	2.47
Ratio of net investment income (%)	4.68*	5.75	7.89	10.87	12.50	10.77
Portfolio turnover rate (%)	142*	252	306	740	781	317

a For the six months ended April 30, 2005 (Unaudited).

b Based on average shares outstanding during the period.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

d As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.009, increase net realized and unrealized gain (loss) per share by $.009, and decrease the ratio of net investment income to average net assets from 11.01% to 10.87%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Financing Transactions. The Fund may enter into financing transactions consisting of a sale by the Fund of securities, together with a commitment to repurchase similar securities at a future date. The difference between the selling price and the future purchase price is included in interest expense on the Statement of Operations. The purchaser retains legal title and beneficial ownership of the securities and the Fund retains any accrued interest during the life of the transaction. If the counterparty to whom the Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. The value of the security may change over the term of the financing transaction.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $54,000,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($30,400,000), October 31, 2007 ($16,300,000) and October 31, 2009 ($7,300,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income, if any, is distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes except when purchased in default.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at April 30, 2005.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $230,334,911 and $232,095,577, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annualized rate of 1.20% of the Fund's average weekly net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Manager, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Manager compensates DeAMIS out of the management fee it receives from the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SISC aggregated $8,100, of which $2,700 is unpaid at April 30, 2005.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SSC aggregated $7,500, of which $3,750 is unpaid at April 30, 2005.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB") SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC aggregated $30,846, of which $31,817 is unpaid at April 30, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Manager, which performed certain insurance brokerage services for the broker. The Manager has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Manager attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $21 and $24, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Manager agreed to reimburse the Fund $614, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

E. Forward Foreign Currency Exchange Contracts

As of April 30, 2005, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (US $)
EUR	9,000,000	USD	11,611,967	7/28/2005	$ 195,133
MXN	17,415,000	USD	1,548,519	7/28/2005	1,893
MXN	9,532,148	USD	847,586	7/28/2005	1,414
TRY	3,060,000	USD	2,132,454	7/28/2005	51,700
Total unrealized appreciation					$ 250,140
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized (Depreciation) (US $)
ARS	5,049,870	USD	1,704,569	5/26/2005	$ (25,431)
ARS	2,370,000	USD	799,987	5/26/2005	(1,065)
ARS	2,679,870	USD	904,582	5/26/2005	(2,573)
USD	34,836	EUR	27,000	7/28/2005	(280)
Total unrealized depreciation					$ (29,349)
Currency Abbreviations
ARS	Argentinean Peso	TRY	New Turkish Lira
EUR	Euro	USD	US Dollar
MXN	Mexican Peso

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

G. Financing Agreements

The Fund entered into financing agreements with third parties involving its holdings in foreign debt securities. At April 30, 2005, the Fund had outstanding financing agreements as follows:

Counterparty	Value of Assets Sold Under Financing Agreements	Financing Liability	Weighted Average Maturity
UBS AG	$ 23,393,720	$ 24,143,177	28

The weighted average daily balance of financing agreements outstanding during the six months ended April 30, 2005 was approximately $22,669,247. The weighted average interest rate was 2.59%. The maximum financing agreement liability outstanding during the six months ended April 30, 2005 was $27,019,638.

H. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

At the end of the period, $1,100,000 was outstanding. Interest expense incurred on the borrowings amounted to $2,540 for the six months ended April 30, 2005. The average dollar amount of the borrowings was $3,322,727 and the weighted average interest rate on these borrowings was 2.49%.

I. Loan Participations/Assignments

The Fund may invest in US dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). Note that the fund's share price for purposes of the Plan is calculated net of due bills, if applicable.

Enrollment

Each stockholder of record must enroll in the Plan by instructing the Transfer Agent in writing. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Transfer Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send their voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: Scudder Global High Income Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Other Information

The Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. Under the supervision of the Board of Directors and pursuant to its Investment Advisory, Management and Administration Agreement with the fund, DeIM has allocated all of the fund's portfolio for management by its affiliate, Deutsche Asset Management Investment Services Limited ("DeAMIS"). Both DeIM and DeAMIS are part of Deutsche Asset Management. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc. and Scudder Global Commodities Stock Fund, Inc. In addition, DeAM manages open-end mutual funds which invest in domestic and international markets.

The Subadvisor

DeAMIS, located at One Appold Street, London, England, is the fund's subadvisor. Under DeIM's supervision, DeAMIS makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. DeAMIS is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAMIS provides a full range of international investment advisory services to institutional and retail clients. The advisor compensates DeAMIS out of the management fee it receives from the fund.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Portfolio

Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Net Asset Value

The fund's NAV is available daily on our Web site at www.ScudderGlobalHigh.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2004

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the 345 Park Avenue New
York, NY 10154

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global High Income Fund, Inc.

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Global High Income Fund, Inc.

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/Paul Schubert
                                    ----------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005